UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2026
PAR Technology Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	PAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                             Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On March 17, 2026, PAR Technology Corporation (“PAR” or the “Company”) completed a private offering (the “Offering”) of $265 million aggregate principal amount of 4.00% Convertible Senior Notes due 2031 (the “Notes”), which amount includes $15 million aggregate principal amount of Notes issued pursuant to the initial purchasers’ exercise of their option to purchase additional Notes. The Notes were issued pursuant to an indenture, dated March 17, 2026 (the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee.

The Notes are general unsecured, senior obligations of the Company and will mature on March 15, 2031, unless earlier converted, redeemed, or repurchased. The Notes will bear interest at a rate of 4.00% per year, payable semiannually in arrears on March 15 and September 15 of each year, beginning on September 15, 2026. The Notes are convertible at the option of the holders at any time prior to the close of business on the business day immediately preceding December 15, 2030 only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on June 30, 2026 (and only during such calendar quarter), if the last reported sale price of the Company’s common stock, par value $0.02 per share (the “Common Stock”), for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price for the Notes on each applicable trading day; (2) during the five business day period after any ten consecutive trading day period (the “Measurement Period”) in which the Trading Price (as defined in the Indenture) per $1,000 principal amount of the Notes for each trading day of the Measurement Period was less than 98% of the product of the last reported sale price of Common Stock and the conversion rate for the Notes on each such trading day; (3) if the Company calls such Notes for redemption, at any time prior to the close of business on the scheduled trading day immediately preceding the redemption date, but only with respect to the Notes called (or deemed called) for redemption; or (4) upon the occurrence of specified corporate events as set forth in the Indenture. On or after December 15, 2030, until the close of business on the business day immediately preceding the maturity date, holders of the Notes may convert all or any portion of their Notes in integral multiples of $1,000 principal amount, at any time, regardless of the foregoing circumstances. Upon conversion, the Company may satisfy its conversion obligation by paying or delivering, as the case may be, cash, shares of Common Stock or a combination of cash and shares of Common Stock, at the Company’s election, in the manner and subject to the terms and conditions provided in the Indenture.

The conversion rate for the Notes will initially be 52.5762 shares of Common Stock per $1,000 principal amount of Notes, which is equivalent to an initial conversion price of $19.02 per share of Common Stock. The initial conversion price of the Notes represents a conversion premium of 20.0% above the last reported sale price of the Common Stock on the New York Stock Exchange on March 12, 2026. The conversion rate for the Notes is subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest, in accordance with the terms of the Indenture. In addition, following certain corporate events that occur prior to the maturity date of the Notes or if the Company delivers a notice of redemption in respect of the Notes, the Company will, under certain circumstances, increase the conversion rate of the Notes for a holder who elects to convert its Notes in connection with such a corporate event or convert its Notes called (or deemed called) for redemption during the related Redemption Period (as defined in the Indenture), as the case may be.

The Company may not redeem the Notes prior to March 20, 2029. The Company may redeem for cash all or any portion of the Notes (subject to the partial redemption limitation described below), at its option, on or after March 20, 2029, if the last reported sale price of the Common Stock has been at least 130% of the conversion price for the Notes then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Company provides notice of redemption at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. If the Company redeems less than all the outstanding Notes, at least $75.0 million aggregate principal amount of Notes must be outstanding and not subject to redemption as of the date of the relevant notice of redemption. No sinking fund is provided for the Notes.

If the Company undergoes a Fundamental Change (as defined in the Indenture), then holders may require, subject to certain conditions and limited exceptions as described in the Indenture, the Company to repurchase for cash all or any portion of their Notes at a Fundamental Change repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the Fundamental Change repurchase date.

The Indenture includes customary covenants and sets forth certain events of default after which the Notes may be declared immediately due and payable and sets forth certain types of bankruptcy or insolvency events of default involving the Company after which the Notes become automatically due and payable. The following events are considered “events of default” under the Indenture:

•default in any payment of interest on any Note when due and payable, and the default continues for a period of 30 days;
•default in the payment of principal of any Note when due and payable at its stated maturity, upon optional redemption, upon any required repurchase, upon declaration of acceleration or otherwise;
•failure by the Company to comply with its obligation to convert the Notes in accordance with the Indenture upon exercise of a holder’s conversion right, and such failure continues for three business days;
•failure by the Company to give (i) a fundamental change notice or notice of a make-whole fundamental change, and such failure continues for four business days or (ii) notice of certain specified corporate events, and such failure continues for one business day;
•failure by the Company to comply with its obligations in respect of any consolidation, merger or sale of assets;
•failure by the Company to comply with any of the other agreements in the Indenture for 60 days after receipt of written notice of such failure from the trustee or the holders of at least 25% in principal amount of the Notes then outstanding;
•default by the Company or any of its Significant Subsidiaries (as defined in the Indenture) with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed with a principal amount in excess of $30,000,000 (or its foreign currency equivalent), in the aggregate of the Company and/or any of the Company’s Significant Subsidiaries, whether such indebtedness now exists or shall hereafter be created, (i) resulting in such indebtedness becoming or being declared due and payable prior to its stated maturity date or (ii) constituting a failure to pay the principal of any such debt when due and payable (after the expiration of all applicable grace periods) at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, and in the cases of clauses (i) and (ii), such acceleration shall not have been rescinded or annulled or such failure to pay or default shall not have been cured or waived, or such indebtedness is not paid or discharged, as the case may be, within 30 days after written notice to the Company by the trustee or to the Company and the trustee by holders of at least 25% in aggregate principal amount of the Notes then outstanding in accordance with the Indenture; and
•certain events of bankruptcy, insolvency or reorganization of the Company or any of the Company’s Significant Subsidiaries.

If certain bankruptcy and insolvency-related events of default occur, the principal of, and accrued and unpaid interest, if any, on, all of the then outstanding Notes shall automatically become due and payable. If an event of default with respect to the Notes, other than certain bankruptcy and insolvency-related events of default, occurs and is continuing, the trustee, by written notice to the Company, or the holders of at least 25% in principal amount of the outstanding Notes by written notice to the Company and the trustee, may, and the trustee at the written request of such holders shall, declare 100% of the principal of, and accrued and unpaid interest, if any, on, all the outstanding Notes to be due and payable immediately. Notwithstanding the foregoing, the Indenture provides that, to the extent the Company so elects, the sole remedy for an event of default relating to certain failures by the Company to comply with certain reporting covenants in the Indenture will, for the first 365 days after the occurrence of such an event of default, consist exclusively of the right to receive additional interest on the Notes.

The Indenture provides that the Company shall not consolidate with, merge with or into, or sell, convey, transfer or lease all or substantially all of the consolidated properties and assets of the Company and its subsidiaries, taken as a whole, to, another person (other than any such sale, conveyance, transfer or lease to one or more of the Company’s direct or indirect wholly owned subsidiaries), unless: (i) the resulting, surviving or transferee person (if not the Company) is a “Qualified Successor Entity” (as defined in the Indenture) (such Qualified Successor Entity, the “successor entity”) organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and such successor entity (if not the Company) expressly assumes, by supplemental indenture, all of the Company’s obligations under the Notes and the Indenture; and (ii) immediately after giving effect to such transaction, no default or event of default has occurred and is continuing under the Indenture.

A copy of the Indenture is attached hereto as Exhibit 4.1 (including the form of the Notes attached hereto as Exhibit 4.2) and is incorporated herein by reference (and this description is qualified in its entirety by reference to such document).

Proceeds

PAR received approximately $256.8 million of net proceeds from the issuance and sale of the Notes, after deducting the initial purchasers’ discounts and commissions and offering expenses payable by the Company. The Company used a portion of the net proceeds from the Offering (i) to repurchase $212 million aggregate principal amount of the Company’s 1.50% Convertible Senior Notes due 2027, using approximately $207.5 million of the net proceeds and (ii) to repurchase approximately 2.1 million shares of Common Stock, using approximately $33.1 million of the net proceeds. The Company intends to use the remaining proceeds from the Offering for general corporate purposes. The Company may also use a portion of the proceeds to acquire or invest in companies, products, or technologies complementary to its business.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information in Item 1.01 above is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.
The information in Item 1.01 above is incorporated by reference herein.

The Notes were offered and sold pursuant to exemptions from registration requirements afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 144A under the Securities Act.

To the extent that any shares of Common Stock are issued upon conversion of the Notes, they will be issued in transactions anticipated to be exempt from registration under the Securities Act by virtue of Section 3(a)(9) thereof because no commission or other remuneration is expected to be paid in connection with conversion of the Notes and any resulting issuance of shares of Common Stock. Initially, a maximum of 16,719,221 shares of Common Stock may be issued upon conversion of the Notes based on the initial maximum conversion rate of 63.0914 shares of Common Stock per $1,000 principal amount of Notes. The conversion rate is subject to customary anti-dilution adjustment provisions.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any offer, solicitation or sale of any securities in any state in which such offer, solicitation or sale would be unlawful. The Notes have not been, nor will be, registered under the Securities Act, or applicable state securities laws, and the Notes may not be offered or sold in the United States absent registration or pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

Item 8.01	Other Events.
The Offering Press Releases

On March 12, 2026, PAR issued a press release announcing the Offering. On March 13, 2026, PAR issued a press release announcing the pricing of the Notes.  Copies of these press releases are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The Share Repurchase
Pursuant to the Company’s previously announced share repurchase program, the Company used approximately $33.1 million of the net proceeds of the Offering to repurchase approximately 2.1 million shares of its common stock in privately negotiated transactions with or through one or more affiliates of the initial purchasers at a price of $15.85 per share, which is equal to the closing price per share of common stock on March 12, 2026.

2026 Annual Meeting of Shareholders

The Company has rescheduled its 2026 Annual Meeting of Shareholders for Friday, May 29, 2026. Additional information regarding the Company's 2026 Annual Meeting of Shareholders will be disclosed in the Company's Proxy Statement to be filed with the Securities and Exchange Commission.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, Section 27A of the Securities Act, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature, but rather are predictive of the Company’s future operations, financial condition, financial results, business strategies and prospects. Forward-looking statements are generally identified by words such as “believe,” “continue,” “could,” “expect,” “intend,” “may,” “should,” “will,” and similar expressions. Forward-looking statements are based on management’s current expectations and assumptions that are subject to a variety of risks and uncertainties, many of which are beyond  the Company’s control, which could cause  the Company’s actual results to differ materially from those expressed in or implied by forward-looking statements, including statements regarding the Notes and the intended use of proceeds from the sale of the Notes. Risks and uncertainties that could cause or contribute to such differences include risks related to the fact that the Company’s management will have broad discretion in the use of the proceeds from the sale of the Notes, as well as, but not exclusively, the risks and uncertainties discussed in  the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and its other filings with the Securities and Exchange Commission. Forward-looking statements contained in this press release are based solely on the information known to the Company’s management and speak only as of the date of this press release. The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities law.

Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Exhibit Description
4.1	Indenture, dated as of March 17, 2026, between PAR Technology Corporation, as Issuer, and U.S. Bank Trust Company, National Association, as Trustee
4.2	Form of Global Note (included in Exhibit 4.1)
99.1	Press Release, dated March 12, 2026
99.2	Press Release, dated March 13, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date:	March 17, 2026	/s/ Bryan A. Menar
Bryan A. Menar
Chief Financial Officer
(Principal Financial Officer)